AGREEMENT



                   This is an agreement dated June 10, 1997 between MFA Limited Partnership, a Delaware limited partnership ("MFA"), LMM Family Partnership, L.P. ("LMM"), Leonard Miller, an in-dividual ("Miller," and together with MFA and LMM, the "Miller Entities"), Pacific Greystone Corporation, a Delaware corpora-tion ("Greystone") and Warburg, Pincus Investors, L.P. ("Warburg").

                   Whereas, Lennar Corporation ("Lennar") and Greystone propose to enter into a Plan and Agreement of Merger on the date of this Agreement (as it may be amended or supplemented, the "Merger Agreement") providing for the merger of Lennar into Greystone (the "Merger");

                   Whereas, the Miller Entities collectively own in the aggregate 9,944,130 shares of Class B Common Stock, par value $0.10 per share, of Lennar (the "Lennar Class B Stock"); those shares of Lennar Class B Stock, as they may be adjusted by any stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction of or by Lennar, are referred to in this Agreement as the "Miller Shares";

                   Whereas, as a condition to its willingness to enter into the Merger Agreement, Greystone has requested that the Miller Entities enter into this Agreement;

                   Now, therefore, to induce Lennar to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable con-sideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:


                                    ARTICLE I

              REPRESENTATIONS AND WARRANTIES OF THE MILLER ENTITIES

              1.1 MFA and LMM each represents and warrants as to itself to Greystone and Warburg as follows:

                   (a) Authority. It is a limited partnership, duly organized validly existing and in good standing under the laws of the State of Delaware. It has all power and authority nec-essary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                   (b) Non-Contravention. Neither its execution and delivery of this Agreement nor consummation of the transactions contemplated by this Agreement or by any document to be deliv-ered in accordance with this Agreement will violate, result in a breach of, or constitute a default

         (or an event which, with notice or lapse of time or both would constitute a default) under, its limited partnership agreement, any agreement or instrument to which it is a party or by which it is bound, any law, or any order, rule or regulation of any court or governmental agency or other regulatory organization having jurisdiction over it.

                   (c) Approvals and Consents. No governmental fil-ings, authorizations, approvals or consents, or other govern-mental action is required for the execution and delivery of this Agreement by it, the performance by it of its obligations under this Agreement or the consummation by it of the trans-actions contemplated by this Agreement.

              1.2 Miller represents and warrants to Greystone and Warburg as follows:

                   (a) Authority. Miller has full capacity and author-ity to enter into this Agreement and to carry out the trans-actions contemplated by this Agreement. This Agreement has been duly executed and delivered by Miller and constitutes a legal, valid and binding obligation of Miller enforceable against Miller in accordance with its terms. The representa-tions and warranties in Section 1.1 are true and correct.

                   (b) Approvals and Consents. No governmental fil-ings, authorizations, approvals or consents, or other govern-mental action is necessary or required for the execution and delivery of this Agreement by Miller, the performance by Miller of its obligations under this Agreement or the consummation of the transactions contemplated hereby.

                   1.3 Each of the Miller Entities represents and war-rants to Greystone that (a) the Miller Shares constitute more than 98% of the outstanding shares of Lennar Class B Stock and have more than 50% of the voting power of all the outstanding stock of Lennar of all classes; (b) the Miller Entities own the Miller Shares, free and clear of any liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements which would in any way restrict or impair the Miller Entities' right to vote the Miller Shares in their sole discretion or could require the Miller Entities to sell or transfer any of the Miller Shares (whether upon default on a loan or otherwise) before December 31, 1997; (c) the Miller Entities have the sole voting power and sole power to issue instructions with respect to the Miller Shares and (d) the ob-ligations of the Miller Entities hereunder shall survive the death, disability or incapacity of Miller.

                   1.4 Greystone hereby represents and warrants to the Miller Entities and Warburg as follows:

                        (a) Authority. Greystone is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Greystone has all power and author-ity necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement.
         This Agreement has been duly and validly authorized, executed and delivered by Greystone and constitutes a legal, valid and binding obligation of Greystone enforceable against Greystone in accordance with its terms.

                        (b) Non-Contravention. Neither the execution and delivery of this Agreement by Greystone nor the consumma-tion of the transactions contemplated by this Agreement or by any document to be delivered in accordance with this Agreement will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, the certificate of incorporation or by-laws of Greystone, any agreement



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






         or instrument to which Greystone is a party or by which it is bound, any law, or any order, rule or regulation of any court or governmental agency or other regulatory organization having jurisdiction over Greystone.

                        (c) Approvals and Consents. No governmental filings, authorizations, approvals or consents, or other gov-ernmental action is required for the execution and delivery of this Agreement by Greystone, the performance by Greystone of its obligations under this Agreement or the consummation by Greystone of the transactions contemplated by this Agreement.


                                    ARTICLE II

                         COVENANTS OF THE MILLER ENTITIES

              Each of the Miller Entities hereby covenants and agrees as to itself with Greystone and Warburg as follows:

                   2.1 Vote for Merger. At any meeting of stockholders of Lennar called to vote upon the Merger and the Merger Agree-ment or any of the transactions contemplated thereby (including the Spin Off, as defined in the Merger Agreement) or at any adjournment or postponement thereof or in any other circum-stances upon which a vote, consent or other approval with re-spect to the Merger and the Merger Agreement is sought, each Miller Entity shall vote (or cause to be voted) all of the out-standing shares of Lennar Class B Stock owned by it in favor of the Merger, the adoption by Lennar of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contem-plated by the Merger Agreement (including the Spin Off).

                   2.2 Vote Against Alternative Proposals. At any meeting of stockholders of Lennar or at any adjournment or postponement thereof or in any other circumstances upon which the Miller Entity's vote, consent or other approval is sought, each Miller Entity shall vote (or cause to be voted) all of the outstanding shares of Lennar Class B Stock owned by it against
         (i) any proposal or offer with respect to any direct or in-direct (A) acquisition or purchase of what would be 15% or more of the outstanding common stock of Lennar, (B) acquisition or purchase of any equity securities of any significant subsidiary of Lennar (as the term "significant subsidiary is defined in Securities and Exchange Commission Regulation S-X), (C) acqui-sition or purchase of all or any significant portion of the assets of Lennar or any subsidiary of Lennar, or (D) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Lennar or any of its subsidiaries, (ii) any change in the per-sons who constitute the Board of Directors of Lennar or (iii) any change in the present capitalization of Lennar or any amendment of Lennar's certificate of incorporation or by-laws or other proposal or transaction involving Lennar or any of its subsidiaries, if in the case of clause (i), (ii) or (iii) such transaction, change, amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement (including the Spin Off) or would reasonably be likely to result in any of the condi-tions to Lennar's obligations under the Merger Agreement not being fulfilled.

                   2.3 Transfers. Prior to the Effective Time (as defined in the Merger Agreement), no Miller Entity will (i) sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement with respect to the sale, transfer, pledge, assignment or other


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






         disposition of, any Miller Shares to any person other than pur-suant to the Merger and the Merger Agreement, unless such transferee would be a "Permitted Transferee" under Lennar's Certificate of Incorporation (a "Permitted Transferee") and agrees in writing to be bound by the terms of this Agreement with respect to the Miller Shares transferred to it or (ii) enter into any voting arrangement, whether by proxy, voting arrangement, voting agreement or otherwise, other than for the purpose of voting the Miller Shares as required by this Agree-ment.

                   2.4 No Solicitations. Prior to the Effective Time (as defined in the Merger Agreement), no Miller Entity nor any of its affiliates nor any of their respective officers, part-ners or directors shall, and each Miller Entity will direct, and use its best efforts to cause, its employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its affiliates) not to, directly or indirectly, initiate, solicit, encourage or other-wise facilitate any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation or similar transaction involving Lennar, or any purchase of, or tender offer for, all or any significant por-tion of any equity securities of Lennar or of all or any sig-nificant portion of the assets of Lennar on a consolidated basis (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"); provided however that nothing in this Agreement shall prevent any person from taking any action permitted or required pursuant to the Merger Agreement to be taken by such person in his capacity as a director of Lennar and all such actions taken by any person who is a director of Lennar shall be deemed to be taken by such person in his capac-ity as a director. Each Miller Entity agrees that it will promptly advise Greystone of the receipt of any Acquisition Proposal.

                   2.5 Vote for Warburg Nominees. For as long as Warburg is entitled, pursuant to the Agreement dated as of the date hereof by and between Warburg, Lennar and Greystone (the "Warburg Voting Agreement"), to nominate one or more persons ("Warburg Nominees") to serve as directors on the Board of Directors of the surviving corporation of the Merger (the "Company"), at any meeting of stockholders of the Company called to vote upon the election of a Warburg Nominee to the Company's Board of Directors or a Warburg Nominee's removal therefrom, or at any adjournment or postponement thereof or in any other circumstances upon which such a vote, consent or other approval is sought, each Miller Entity shall vote (or cause to be voted) all of the equity securities of the Company owned by it in favor of the election of the Warburg nominees and against their removal from the Board of Directors of the Company. Each Miller Entity shall also vote (or cause to be voted) all of the equity securities of the Company owned by it in favor of, consent to, and take any and all other actions reasonably necessary to effect, the changes to the structure of the Company's Board of Directors set forth in Paragraph 4.1 of the Warburg Voting Agreement.

                   2.6 Vote on Amendment. (a) Prior to the first to occur of the second anniversary of the Merger or the effective-ness of the Amendment (as such term is defined below), none of the Miller Entities will vote any equity securities of the Com-pany owned by them in favor of any merger, consolidation or other business combination that, if the Amendment were effec-tive, would require the Minority Vote (as defined below).

                        (b)  Each Miller Entity will vote all of its
         shares of common stock or Class B Common Stock of the Company in favor of the Amendment.

                   For purposes of this Agreement, "Amendment" means an amendment to the Company's Certificate of Incorporation to pro-vide that, in addition to any other vote required by the cer-tificate of incorporation, by law, by any rule of any securi-ties exchange or otherwise, any merger,


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






         consolidation or other business combination involving the Company shall require the affirmative vote of the holders of at least a majority of the issued and outstanding shares of common stock (other than the Class B Common Stock of the Company) of the Company (the"Common Stock"), voting as a single class (the "Minority Vote"), unless the type and amount of the consideration re-ceived by the holder of a share of Common Stock of the Company in such transaction is the same as that received by a holder of, a share of Class B Common Stock of the Company; provided, however that if shareholders are given the right to elect among differing kinds of consideration in such business combination, the foregoing requirement will be deemed satisfied if the holders of shares of Common Stock are given the same rights of election (including without limitation proration rights) as the holders of shares of Class B Common Stock of the Company.

                   2.7 Restriction on Sale. Each Miller Entity agrees that until November 30, 1999, it shall not sell or otherwise dispose of any shares of stock of the Company which the Miller Entity receives as a result of the Merger with regard to Miller Shares unless (i) the transferee agrees to be bound by the pro-visions of this Agreement or (ii) after the sale, the Miller Entities hold in aggregate shares entitled to more than 50% of the votes in an election of directors of the Company. Any sale or other disposition in violation of the terms hereof shall be null and void.


                                   ARTICLE III

                               COVENANT OF COMPANY

                   3.1 Vote on Amendment. No later than the first an-nual meeting of shareholders of the Company following the Merger, the Company will recommend the Amendment to its share-holders and shall take or cause to be taken all reasonable ac-tions within its respective power and authority to cause the Amendment to be approved by its shareholders.


                                    ARTICLE IV

                                   TERMINATION

                   4.1 Termination. The covenants and agreements con-tained in Article II and Article III of this Agreement shall be of no further force or effect in the event that at any time (i) the Warburg Voting Agreement shall not be enforceable against the holders of shares of Common Stock of Greystone party thereto or covered thereby, (ii) the Merger Agreement is ter-minated in accordance with its terms or (iii) the Merger has occurred, the Miller Entities no longer have any obligations under Paragraph 2.5 and the Miller Entities have voted all of their shares of Common Stock in favor of the Amendment. The covenants and agreements contained in this Agreement shall sur-vive the Merger and after the Merger shall be binding upon and inure to the benefit of the Company.



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






                                    ARTICLE V

                                GENERAL PROVISIONS

                   5.1 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contem-plated hereby shall be paid by the party incurring the expense.

                   5.2 Entire Agreement. This Agreement, the Merger Agreement and the documents to be delivered in accordance with this Agreement and the Merger Agreement contain the entire agreement among the parties relating to the transactions which are the subject of this Agreement and all prior negotiations, understandings and agreements among the parties with regard to the subject matter of this Agreement are superseded by this Agreement and the Merger Agreement, and there are no represen-tations, warranties, understandings or agreements concerning the transactions which are the subject of this Agreement or those other documents other than those expressly set forth in this Agreement and the Merger Agreement.

                   5.3 Captions. The captions of the articles and paragraphs of this Agreement are for reference only, and do not affect the meaning or interpretation of this Agreement.

                   5.4 Prohibition Against Assignment. Neither this Agreement nor any right or obligations of any party under it may be assigned (except that after the Merger, this Agreement shall be binding upon and inure to the benefit of the surviving corporation of the Merger).

                   5.5 Notices and Other Communications. Any notice or other communication under this Agreement must be in writing and will be deemed given when delivered in person or sent by fac-simile (with proof of receipt at the number to which it is re-quired to be sent), or on the third business day after the day on which mailed by first class mail from within the United States of America, to the following addresses (or such other address as may be specified after the date of this Agreement by the party to which the notice or communication is sent):

              If to Greystone:

                   Pacific Greystone Corporation
                   6767 Forest Lawn Drive
                   Los Angeles, California  90068-1027
                   Attention:  Jack Harter
                   Facsimile No.:  (213) 876-3866

              with a copy to:

                   Andrew Brownstein, Esq.
                   Wachtell, Lipton, Rosen & Katz
                   New York, New York  10019
                   Facsimile No.:  (212) 403-2000



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






              If to Warburg:

                   Warburg, Pincus Investors, L.P.
                   466 Lexington Avenue
                   New York, New York  10017
                   Attention:  Reuben Leibowitz
                   Facsimile No.:  (212) 878-0861

              with a copy to:

                   Andrew Brownstein, Esq.
                   Wachtell, Lipton, Rosen & Katz
                   New York, New York  10019
                   Facsimile No.:  (212) 403-2000

              If to any Miller Entity:

                   Leonard Miller
                   700 Northwest 107th Avenue
                   Miami, Florida 33172
                   Facsimile No.:  (305) 227-7115

              with a copy to:

                   David W. Bernstein, Esq.
                   Rogers & Wells
                   200 Park Avenue
                   New York, New York  10166
                   Facsimile No.: (212) 878-8375

                   5.6 Governing Law. This Agreement will be governed by, and construed under, the substantive laws of the State of Delaware.

                   5.7 Amendments. This Agreement may be amended only by a document in writing signed by Lennar, Warburg, Greystone and each Miller Entity, and no amendment to Paragraph 2.6 or
         3.1 shall be effective unless it has been approved by both (i) the unanimous vote of the members of the Company's Board who are not Miller Entities, relatives of any Miller Entity or affiliates of the Miller Entities and (ii) the affirmative vote of the holders of at least a majority of the then outstanding shares of Common Stock of the Company, and those holders shall be deemed to be third party beneficiaries of the agreements contained in Paragraph 2.6 and 3.1 solely for the purpose of enforcing those agreements.

                   5.8 Counterparts. This Agreement may be executed in two or more counterparts, some of which may contain the signa-tures of some, but not all, the parties. Each of those coun-terparts will be deemed an original, but all of them together will constitute one and the same agreement.



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






                   5.9 Severability. If any provision of this Agree-ment is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable pro-vision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                   5.10 Enforcement. The parties agree that irrepa-rable damage would occur in the event that any of the provi-sions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accord-ingly agreed that the parties shall be entitled to an injunc-tion or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agree-ment in any Federal court located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to the per-sonal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in any action or proceed-ing relating to or arising out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such parties will not seek to change the venue of any such action or proceeding or otherwise to move any such action or proceeding to another court, whether because of in-convenience of the forum or otherwise (provided that nothing in this Section will prevent a party from removing an action or proceeding from a Delaware state court to a Federal Court located in the State of Delaware), (iv) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (v) waives any right to trial by jury with re-spect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.



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







                   IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its officer thereunto duly authorized as of the date in the first paragraph of this Agreement.


                                       PACIFIC GREYSTONE CORPORATION



                                       By: /s/ JACK HARTER
                                           Name:   Jack Harter
                                           Title:  President


                                       LMM FAMILY PARTNERSHIP, L.P.
                                           By LMM Family Corp., its
                                           general partner



                                       By: /s/ LEONARD MILLER
                                           Name:   Leonard Miller
                                           Title:  President


                                       MFA LIMITED PARTNERSHIP
                                           By LMM Family Corp., its
                                           general partner



                                       By: /s/ LEONARD MILLER
                                           Name:   Leonard Miller
                                           Title:  President


                                       Leonard Miller



                                       /s/ LEONARD MILLER


                                       WARBURG, PINCUS INVESTORS, L.P.
                                           By Warburg, Pincus & Co., its
                                           general partner

                                       By: /s/ JOHN D. SANTOLERI
                                           Name:   John D. Santoleri
                                           Title:  Partner


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